Exhibit 10.1

FIRST AMENDMENT TO REVOLVING LINE OF CREDIT NOTE

THIS FIRST AMENDMENT TO REVOLVING LINE OF CREDIT NOTE (this "Amendment"), dated as of May 2, 2023, is made by and among WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"), and MDR GREENBRIER, LLC, a Delaware limited liability company, MDR LANCER, LLC, a Delaware limited liability company, and MDR SALISBURY, LLC, a Delaware limited liability company (jointly and severally, whether one or more in number, in any combination, "Borrower"), and MEDALIST DIVERSIFIED REIT, INC., a Maryland corporation (the "Guarantor").

RECITALS

A.            Bank extended a credit facility to Borrower (the "Loan") as evidenced by that certain Revolving Line of Credit Note dated as of June 10, 2022 made by Borrower payable to the order of Bank in the original principal amount of up to One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00), as the same may have been modified or amended from time to time (the "Note").

B.            Guarantor unconditionally guaranteed the full and timely payment and performance of Borrower's obligations under the Note and Loan as evidenced by one or more guaranty agreements (collectively, the "Guaranty Agreement").

C.            Borrower and Guarantor have requested that Bank make certain modifications to the Note.

D.            Bank, as holder and owner of the Note, Borrower and Guarantor mutually desire to modify and amend the provisions of the Note in the manner hereinafter set out, it being specifically understood that, except as herein modified and amended, the terms and provisions of the Note shall remain unchanged and continue in full force and effect as therein written.

AGREEMENT

NOW, THEREFORE, Bank, Borrower and Guarantor, in consideration of Bank's continued extension of credit and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the foregoing, do hereby agree that, notwithstanding any contrary provisions contained in the Note, effective as of the date first set forth above, the Note shall be, and the same hereby is, modified and amended as follows:

1.	The Note is hereby modified and amended to extend the maturity date thereof by deleting the text "June 10, 2023" where it appears in Subsection (a) of the Section of the Note entitled "BORROWING AND REPAYMENT" and replacing such text with "June 9, 2024."

IT IS MUTUALLY AGREED by and between the parties hereto that this Amendment shall become a part of the Note by reference and that nothing herein contained shall impair the security now held for said indebtedness, nor shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Note, except as herein amended, nor affect or impair any rights, powers or remedies under the Note, as hereby amended. Furthermore, Bank does hereby reserve all rights and remedies it may have against all parties who may be or may hereafter become primarily or secondarily liable for the repayment of the indebtedness evidenced by the Note, as hereby amended, in addition to any other rights and remedies Bank may have under the Loan Documents (as defined in the Note).

Borrower promises and agrees to pay the indebtedness evidenced by the Note, as hereby amended, in accordance with the terms thereof and agrees to perform all of the requirements, conditions and obligations under the terms of the Note, as hereby modified and amended, said documents being hereby ratified and affirmed. The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security title of any security instrument executed in connection with the Note, which security instruments shall retain their priority as originally filed for record. Borrower expressly agrees that the Note is in full force and effect and that Borrower has no right to setoff, counterclaim or defense to the payment thereof. Any reference contained in the Note, as amended herein, or in any other Loan Document, to the Note shall hereinafter be deemed to refer to the Note as amended hereby.

Guarantor joins in the execution of this Amendment as evidence of its knowledge of the provisions hereof and its consent to the modifications herein made. Guarantor does hereby confirm, ratify and reaffirm the obligations contained in its Guaranty Agreement. Guarantor does further confirm that it has no right of set-off, counterclaim or defense to the obligations contained in its Guaranty Agreement. Any and all references in the Guaranty Agreement to the Note shall hereinafter be deemed to refer to the Note as amended hereby.

This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to principles of conflict of laws.

This Amendment shall be binding upon and inure to the benefit of any assignee or the respective heirs, executors, administrators, successors and assigns of the parties hereto.

This Amendment shall be attached to the Note as an allonge and shall become a part thereof as fully as if set forth therein. In the event of any inconsistency between this Amendment and the Note, this Amendment shall govern.

This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute any of such counterparts.

[SIGNATURE PAGES FOLLOW]

FIRST AMENDMENT TO REVOLVING LINE OF CREDIT NOTE

[SIGNATURE PAGE]

IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

BORROWER:

MDR GREENBRIER, LLC,

a Delaware limited liability company

By:	Medalist Diversified Holdings, L.P., a Delaware limited partnership, Sole Member

	By:	Medalist Diversified REIT, Inc., a Maryland corporation, General Partner

		By:	/s/ Thomas E. Messier	(SEAL)

Thomas E. Messier, Chief Executive Officer

MDR LANCER, LLC,

a Delaware limited liability company

By:	Medalist Diversified Holdings, L.P., a Delaware limited partnership, Sole Member

	By:	Medalist Diversified REIT, Inc., a Maryland corporation, General Partner

		By:	/s/ Thomas E. Messier	(SEAL)

Thomas E. Messier, Chief Executive Officer

MDR SALISBURY, LLC,

a Delaware limited liability company

By:	Medalist Diversified Holdings, L.P., a Delaware limited partnership, Sole Member

	By:	Medalist Diversified REIT, Inc., a Maryland corporation, General Partner

		By:	/s/ Thomas E. Messier	(SEAL)

Thomas E. Messier, Chief Executive Officer

IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

GUARANTOR:

MEDALIST DIVERSIFIED REIT, INC.,
a Maryland corporation

By:	/s/ Thomas E. Messier	(SEAL)

Thomas E. Messier, Chief Executive Officer

FIRST AMENDMENT TO REVOLVING LINE OF CREDIT NOTE

[SIGNATURE PAGE]

IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

BANK:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Suzanne Gardner	(SEAL)
Name:	Suzanne Gardner
Title:	SVP

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